Exhibit 10.5

SUBSCRIPTION AGREEMENT

This SUBSCRIPTION AGREEMENT (this “Agreement”) is made as of June 1, 2006 by and among EM Acquisition Corporation, a Pennsylvania corporation (“Merger Co” or the “Company”), and each of the undersigned purchasers (each, a “Purchaser” and, collectively, the “Purchasers”) who are subscribing hereby to purchase shares of Common Stock, par value $0.01 per share, of Merger Co (the “Common Stock”).

WHEREAS, the Company and the Purchasers desire to enter into an agreement pursuant to which the Purchasers will purchase from the Company, and the Company will issue to the Purchasers, the number of shares of Common Stock as set forth on Schedule I hereto;

WHEREAS, Merger Co and Education Management Corporation, a Pennsylvania corporation (“EMC”), entered into an Agreement and Plan of Merger, dated as of March 3, 2006 (as such agreement may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), pursuant to which Merger Co will merge with and into EMC (the “Merger”), with EMC continuing as the surviving corporation (in that capacity, the “Surviving Corporation”) and succeeding to and assuming all the rights and obligations of the Company hereunder (and, from and after the Merger, all references herein to the Company shall be deemed to be references to EMC in its capacity as the Surviving Corporation); and

WHEREAS, pursuant to the Merger, each outstanding share of Common Stock will be converted into one share of the common stock, par value $0.01 per share, of the Surviving Corporation (the “Surviving Corporation Common Stock”).

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and obligations hereinafter set forth, the parties hereto hereby agree as follows:

1. Purchase and Sale of Common Stock. Subject to the terms and conditions set forth in this Agreement, immediately prior to the consummation of the Merger, each of the Purchasers shall purchase, and the Company shall sell to each Purchaser (the “Subscription”), at a purchase price of $50.00 per share (the “Per Share Purchase Price”), the number of shares of Common Stock set forth next to such Purchaser’s name on Schedule I to this Agreement.

2. Contribution. At the closing of the transactions contemplated hereunder (the “Closing”), GS Capital Partners V Fund, L.P, a Delaware limited partnership (“GSCP”), and Providence Equity Partners V L.P., a Delaware limited partnership (“Providence”, and collectively with GSCP, the “Original Purchasers”), shall contribute to the Company the shares of Common Stock (the “Original Shares”) purchased by the Original Purchasers pursuant to subscription agreements, each dated March 3, 2006, by and between the Company and each of GSCP and Providence (the “Original Subscription Agreements”), in exchange for the purchase price paid for such shares (the “Original Purchase Price”). Upon such contribution of the Original Shares by the Original Purchasers, the Original Subscription Agreements shall be hereby terminated and of no further force and effect.

3. Actions at the Closing. Simultaneously with, or prior to, the Closing, the following actions shall occur:

(a) The Company shall deliver to each Purchaser or to such Purchaser’s designated custodian a certificate or certificates representing the shares of Common Stock purchased by such Purchaser, registered in the name of such Purchaser or its nominee, against receipt at the Closing by the Company from the Purchasers of the product of the Per Share Purchase Price and such number of shares of Common Stock set forth opposite such Purchaser’s name on Schedule I, which shall be paid by wire transfer to an account designated by the Company;

(b) A shareholders’ agreement, dated as of the date hereof (the “Shareholders’ Agreement”), among Merger Co, GSCP, GS Capital Partners V Offshore Fund, L.P., a Cayman Islands exempted limited partnership (“GSCP Offshore”), GS Capital Partners V GmbH & Co. KG, a limited partnership formed under the laws of the Federal Republic of Germany (“GSCP Germany”), GS Capital Partners V Institutional, L.P., a Delaware limited partnership (“GSCP Institutional”, collectively with GSCP, GSCP Offshore and GSCP Germany, the “GSCP Parties”), Providence, Providence Equity Partners V-A L.P., a Delaware limited partnership (“Providence-A”), Providence Equity Partners IV L.P., a Delaware limited partnership (“Providence-IV”), Providence Equity Operating Partners IV L.P., a Delaware limited partnership (“Providence Operating-IV”, collectively with Providence, Providence-A, Providence-IV, the “Providence Parties”) and the other Purchasers shall be duly executed and delivered by the parties thereto;

(c) A registration rights agreement, dated as of the date hereof (the “Registration Rights Agreement”), among Merger Co and each of the Purchasers shall be duly executed and delivered by the parties thereto;

(d) A management rights letter agreement, dated as of the date hereof (the “Management Rights Letter Agreement”), intended to provide to the Purchasers who are parties thereto and who are “venture capital operating companies” (within the meaning of the Department of Labor’s plan asset regulation) (the “Management Rights Investors”) with “contractual management rights” (within the meaning of the Department of Labor’s plan asset regulation), with respect to the Company and its direct and indirect subsidiaries, shall be duly executed and delivered by the parties thereto; and

(e) The Original Purchasers shall deliver certificates representing the Original Shares against payment by the Company of the Original Purchase Price.

4. Conditions to Closing. The obligation of the parties to consummate the Subscription shall be subject to the concurrent consummation of the Merger contemplated by the Merger Agreement, the execution in full and delivery of the Shareholders’ Agreement, the Registration Rights Agreement and a Management Rights Letter Agreement, as applicable, and the completion of the transactions contemplated in Section 2 hereof.

5. Representations and Warranties of the Purchasers. Each Purchaser hereby represents and warrants to the Company as follows:

(a) Such Purchaser is acquiring the Common Stock for such Purchaser’s own account as principal for investment and not with a view to resale, distribution or fractionalization in whole or in part, and has no present agreement, understanding or arrangement to subdivide, sell, assign or otherwise dispose of all or any part of the Common Stock or the Surviving Corporation Common Stock and understands that there is no established market for the Common Stock or the Surviving Corporation Common Stock and no public market for the Common Stock or the Surviving Corporation Common Stock is likely to develop; provided, however, that AlpInvest Partners Later Stage Co-Investments Custodian IIA B.V. is acquiring the Common Stock in its capacity as custodian for AlpInvest Partners Later Stage Co-Investments IIA C.V.

(b) Such Purchaser acknowledges that the offering and sale of Common Stock is subject to the execution and delivery of the Shareholders’ Agreement and the Registration Rights Agreement and that the shares of Common Stock it is acquiring will be converted into shares of Surviving Corporation Common Stock upon the consummation of the Merger contemplated by the Merger Agreement.

(c) Such Purchaser acknowledges that the offering and sale of Common Stock is intended to be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), and that the Common Stock and the Surviving Corporation Common Stock cannot be sold or otherwise disposed of (the commission of any such act, or any such similar act in relation to a person’s beneficial interest in the Company being referred to as a “Transfer”) unless the Transfer is registered under the Securities Act or an exemption from such registration is available. Such Purchaser also understands that the Transfer of the Common Stock and Surviving Corporation Common Stock will be restricted by the provisions of state securities laws and the terms of the Shareholders’ Agreement.

(d) Such Purchaser represents that it is an “accredited investor,” as such term is defined in Rule 501 of Regulation D, promulgated under the Securities Act.

(e) If such Purchaser is an entity, such Purchaser is duly organized and is validly existing and in good standing under the laws of its jurisdiction of organization and has all requisite power and authority to carry on its business as presently conducted and proposed to be conducted.

(f) Such Purchaser has full power and authority to execute, deliver and perform its obligations under this Agreement, the Shareholders’ Agreement, the Registration Rights Agreement and the Management Rights Letter Agreement, as applicable. This Agreement, the Shareholders’ Agreement, the Registration Rights Agreement and the Management Rights Letter Agreement, as applicable, have been duly and validly authorized, executed and delivered by such Purchaser.

(g) This Agreement, the Shareholders’ Agreement, the Registration Rights Agreement the Management Rights Letter Agreement, as applicable, constitute a valid and binding obligation of such Purchaser, enforceable against such Purchaser in accordance with their terms, except as the enforceability of such agreement may be limited by bankruptcy, insolvency or other similar laws affecting creditors’ rights generally.

(h) The execution, delivery and performance by such Purchaser of this Agreement, the Shareholders’ Agreement, the Registration Rights Agreement and the Management Rights Letter Agreement, as applicable, do not and will not (i) require such Purchaser to obtain any consent, approval, authorization or other order of, or to make any filing, registration or qualification with any court, regulatory body, administrative agency or other governmental body (except such as may have previously been obtained or is permitted to be, and will be, filed or made promptly following the date hereof), or (ii) if such Purchaser is an entity, conflict with or constitute a violation of any provision of the certificate of incorporation or bylaws (or similar organizational documents) of such Purchaser, (iii) violate, conflict with or constitute a breach or default under, or result in the imposition of a lien or encumbrance on any material properties of such Purchaser pursuant to any bond, debenture, note or other evidence of indebtedness of such Purchaser or any indenture or other material agreement to which such Purchaser is a party or by which it is bound or to which any material property of such Purchaser may be subject or (iv) violate, conflict with or constitute a breach of any law, regulation, order, arbitration award, judgment or decree.

6. Representations and Warranties of the Original Purchasers. In addition to the representations and warranties in Section 5 above, each Original Purchaser hereby also represents and warrants to the Company as follows:

(a) Such Original Purchaser is the beneficial owner of and has good and valid title to the Original Shares to be delivered to the Company pursuant to this Agreement. All such Original Shares are validly issued, fully paid and nonassessable, and are owned by such Original Purchaser free and clear of any Liens. Upon consummation of the transactions contemplated by this Agreement, such Original Purchaser will convey to the Company good and valid title to the Original Shares, free and clear of any Liens.

7. Representations and Warranties of the Company. The Company represents and warrants to the Purchasers as follows:

(a) The Company is duly organized and is validly existing and in good standing under the laws of the Commonwealth of Pennsylvania and has all requisite corporate power and authority to carry on its business as presently conducted and proposed to be conducted. A true and complete copy of the bylaws of the Company which shall be the bylaws of the Surviving Corporation have been delivered to each Purchaser.

(b) The Company has full power and authority to execute, deliver and perform its obligations under this Agreement, the Shareholders’ Agreement, the Registration Rights Agreement and the Management Rights Letter Agreements. This Agreement, the Shareholders’ Agreement, the Registration Rights Agreement and the Management Rights Letter Agreements have been duly and validly authorized, executed and delivered by the Company.

(c) This Agreement, the Shareholders’ Agreement, the Registration Rights Agreement and the Management Rights Letter Agreements constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with their terms, except as the enforceability of such agreement may be limited by bankruptcy, insolvency or other similar laws affecting creditors’ rights generally.

(d) The authorized capital stock of the Company consists of 40,000,000 shares of Common Stock. The only shares of Common Stock outstanding immediately prior to the Closing are the Original Shares. Immediately prior to the Closing, there are no outstanding options, warrants or other rights to subscribe for, purchase or otherwise acquire any securities of the Company. The number of such shares which will be issued and outstanding after giving effect to the transactions contemplated by this Agreement and the number of shares of Surviving Corporation Common Stock which will be issued and outstanding immediately after giving effect to the consummation of the Merger are set forth on Schedule I.

(e) Upon consummation of the transactions contemplated by this Agreement, the shares of Common Stock conveyed to such Purchaser set forth next to such Purchaser’s name will be duly authorized, validly issued, fully paid and nonassesable.

(f) The execution, delivery and performance by the Company of this Agreement, including the issuance and delivery of the shares of Common Stock to the Purchasers hereunder, the Shareholders’ Agreement, the Registration Rights Agreement and the Management Rights Letter Agreements will not (i) require the Company to obtain any consent, approval, authorization or other order of, or to make any filing, registration or qualification with any court, regulatory body, administrative agency or other governmental body (except such as may have previously been obtained or is permitted to be, and will be, filed or made promptly following the date hereof), (ii) conflict with or constitute a violation of any provision of the certificate of incorporation or bylaws of the Company, (iii) violate, conflict with or constitute a breach or default under, or result in the imposition of a lien or encumbrance on any material properties of the Company pursuant to any bond, debenture, note or other evidence of indebtedness of the Company or any indenture or other material agreement to which the Company is a party or by which it is bound or to which any material property of the Company may be subject or (iv) violate, conflict with or constitute a breach of any law, regulation, order, arbitration award, judgment or decree.

(g) The Company has not conducted any material business, entered into any material transactions or incurred material liability from the date of purchase of the Original Shares until the Closing hereunder other than in connection with the Merger and the financing thereof.

8. Indemnification. The Company agrees to indemnify and hold harmless each of the Purchasers, their respective directors, members, managers and officers and their affiliates (the Purchasers, and the respective directors, officers, partners, members, managers, affiliates and controlling persons thereof, each, a “Purchaser Indemnitee”) from and against any and all liability, including, without limitation, all obligations, costs, fines, claims, actions, injuries, demands, suits, judgments, proceedings, investigations, arbitrations (including shareholder claims, actions, injuries, demands, suits, judgments, proceedings, investigations or arbitrations) and reasonable expenses, including reasonable accountant’s and reasonable attorney’s fees and expenses (together, the “Losses”), incurred by such Purchaser Indemnitee before or after the date of this Agreement and arising out of, resulting from, or relating to (a) such Purchaser Indemnitee’s purchase and/or ownership of the shares of Common Stock or the Surviving Corporation Common Stock; (b) the transactions contemplated by the Merger Agreement (including the agreements described therein), and any other purchase agreements pursuant to which any Purchaser Indemnitee purchased securities of the Company and all agreements contemplated thereby; or (c) any litigation to which any Purchaser Indemnitee is made a party in its capacity as a shareholder or owner of securities (or a partner, director, officer, member, manager, affiliate or controlling person of any Purchaser Indemnitee) of the Company or the Surviving Corporation, including any litigation arising out of the sale or merger of the Company or the Surviving Corporation; provided that the foregoing indemnification rights in this Section 8 shall not be available to the extent that (i) any such Losses are incurred as a result of such Purchaser Indemnitee’s willful misconduct or gross negligence; (ii) any such Losses are incurred as a result of non-compliance by such Purchaser Indemnitee with any laws or regulations applicable to any of them; (iii) any such Losses are incurred as a result of non-compliance by such Purchaser Indemnitee with its obligations under any of the agreements or instruments referenced above or any other agreements or instruments with respect to the Company to which such Purchaser Indemnitee is or becomes a party or otherwise becomes bound or such Purchaser Indemnitee’s breach of this Agreement; or (iv) subject to the rights of contribution provided for below, to the extent indemnification for any Losses would violate any applicable law, regulation or public policy. For purposes of this Section 8, none of the circumstances described in the limitations contained in the proviso in the immediately preceding sentence shall be deemed to apply absent a final non-appealable judgment of a court of competent jurisdiction to such effect, in which case to the extent any such limitation is so determined to apply to any Purchaser Indemnitee as to any previously advanced indemnity payments made by the Company under this Section 8, then such payments shall be promptly repaid by such Purchaser Indemnitee to the Company. The rights of any Purchaser Indemnitee to indemnification hereunder will be in addition to any other rights any such party may have under the Shareholders’ Agreement, the Registration Rights Agreement, the Management Rights Letter Agreement, as applicable, or any other agreement or instrument referenced above or any other agreement or instrument to which such Purchaser Indemnitee is or becomes a party or is or otherwise becomes a beneficiary or under law or regulation. In the event of any payment of indemnification pursuant to this Section 8, so long as any Purchaser Indemnitee is fully indemnified for all Losses, the Company will be subrogated to the extent of such payment to all of the related rights of recovery of the Purchaser Indemnitee to which such payment is made against all other persons. Such Purchaser Indemnitee shall execute all papers reasonably required to evidence such rights. The Company will be entitled at its election to participate in the defense of any third party claim upon which indemnification is due pursuant to this Section 8 or to assume the defense thereof, with counsel reasonably satisfactory to such Purchaser Indemnitee unless, in the reasonable judgment of the Purchaser Indemnitee, a conflict of interest between the Company and such Purchaser Indemnitee may exist, in which case such Purchaser Indemnitee shall have the right to assume its own defense and the Company shall be liable for all reasonable expenses therefor. Except as set forth above, should the Company assume such defense all further defense costs of the Purchaser Indemnitee in respect of such third party claim shall be for the sole account of such party and not subject to indemnification hereunder. The Company will not without the prior written consent of the Purchaser Indemnitee effect any settlement of any threatened or pending third party claim in which such Purchaser Indemnitee is or could have been a party and be entitled to indemnification hereunder unless such settlement solely involves the payment of money and includes an unconditional release of such Purchaser Indemnitee from all liability and claims that are the subject matter of such claim. If the indemnification provided for above is unavailable in respect of any Losses, then the Company, in lieu of indemnifying a Purchaser Indemnitee, shall contribute to the amount paid or payable by such Purchaser Indemnitee in such proportion as is appropriate to reflect the relative fault of the Company and such Purchaser Indemnitee in connection with the actions which resulted in such Losses, as well as any other equitable considerations.

9. Notices. All notices, requests, consents and other communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or by telecopy (with a confirmatory copy sent by different means within three business days of such notice), nationally-recognized overnight courier or first class registered or certified mail, return receipt requested, postage prepaid, addressed to such party at the address set forth below or at such address or to the attention of such other person as may hereafter be designated in writing by such party to the other parties:

(i) if to the Company, to:

Education Management Corporation

210 Sixth Avenue

Pittsburgh, Pennsylvania 15222

Telephone: (412) 562-0900

Telecopy:   (412) 562-0598

Attention:   John R. McKernan, Jr.

with a copy to:

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, New York 10017

Telephone: (212) 455-2000

Telecopy:   (212) 455-2502

Attention:   Gary I. Horowitz, Esq.

(ii) if to a Purchaser, to:

the address of such Purchaser as set forth on Schedule I.

All such notices, requests, consents and other communications will be deemed to have been given hereunder when received.

10. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, provided that the provisions set forth herein that are required to be governed by the Pennsylvania Business Corporation Law of 1988, as amended, shall be governed by the Pennsylvania Business Corporation Law of 1988, as amended.

11. Transfer and Assignment. This Agreement shall be binding upon and inure to the benefit of the Purchasers and the Company. None of the Purchasers shall have the right to assign all or any part of its rights and obligations except in accordance with the Shareholders’ Agreement.

12. Survival of Representations and Warranties. The representations, warranties and covenants in this Agreement shall survive the execution and delivery of this Agreement, any investigation, the Closing hereunder and the closing under the Merger Agreement.

13. Entire Agreement. This Agreement and the other writings referred to herein or delivered pursuant hereto which form a part hereof contain the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

14. Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

15. Counterparts. This Agreement may be executed in separate counterparts each of which shall be an original and all of which taken together shall constitute one and the same agreement.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have executed this Subscription Agreement as of the day and year first above written.

EM ACQUISITION CORPORATION

By:
Name:
Title:

[Signature Page to Subscription Agreement]

GS CAPITAL PARTNERS V FUND, L.P.

By:	GSCP V Advisors, L.L.C.,
its general partner

By:
Name:
Title:

GS CAPITAL PARTNERS V OFFSHORE FUND, L.P.

By:	GSCP V Offshore Advisors, L.L.C.,
its general partner

By:
Name:
Title:

GS CAPITAL PARTNERS V GmbH & Co. KG

By:	GS Advisors V, L.L.C.,
its managing limited partner

By:
Name:
Title:

GS CAPITAL PARTNERS V INSTITUTIONAL, L.P.

By:	GS Advisors V, L.L.C.,
its general partner

By:
Name:
Title:

[Signature Page to Subscription Agreement]

PROVIDENCE EQUITY PARTNERS V L.P.

By:	Providence Equity Partners GP V L.P.,
its general partner

By:	Providence Equity Partners V LLC,
its general partner

By:
Name:
Title:

PROVIDENCE EQUITY PARTNERS V-A L.P.

By:	Providence Equity Partners GP V L.P.,
its general partner

By:	Providence Equity Partners V LLC,
its general partner

By:
Name:
Title:

[Signature Page to Subscription Agreement]

PROVIDENCE EQUITY PARTNERS IV L.P.

By:	Providence Equity GP IV LP,
its general partner

By:	Providence Equity Partners IV L.L.C.,
its general partner

By:
Name:
Title:

PROVIDENCE EQUITY OPERATING PARTNERS IV L.P.

By:	Providence Equity GP IV LP,
its general partner

By:	Providence Equity Partners IV L.L.C.,
its general partner

By:
Name:
Title:

[Signature Page to Subscription Agreement]

GS PRIVATE EQUITY PARTNERS 2000, L.P.

By:	GS PEP 2000 Advisors, L.L.C.,
its general partner

By:	GSAM Gen-Par, L.L.C.,
its Managing Member

By:
Name:
Title:

GS PRIVATE EQUITY PARTNERS 2000 OFFSHORE HOLDINGS, L.P.

By:	GS PEP 2000 Offshore Holdings Advisors, Inc.,
its general partner

By:
Name:
Title:

GS PRIVATE EQUITY PARTNERS 2000 – DIRECT INVESTMENT FUND, L.P.

By:	GS PEP 2000 Direct Investment Advisors, L.L.C.,
its general partner

By:	GSAM Gen-Par, L.L.C.,
its Managing Member

By:
Name:
Title:

[Signature Page to Subscription Agreement]

GS PRIVATE EQUITY PARTNERS 2002, L.P.

By:	GS PEP 2002 Advisors, L.L.C.,
its general partner

By:	GSAM Gen-Par, L.L.C.,
its Managing Member

By:
Name:
Title:

GS PRIVATE EQUITY PARTNERS 2002 OFFSHORE HOLDINGS, L.P.

By:	GS PEP 2002 Offshore Holdings Advisors, Inc.,
its general partner

By:	GSAM Gen-Par, L.L.C.,
its director

By:
Name:
Title:

GS PRIVATE EQUITY PARTNERS 2002 – DIRECT INVESTMENT FUND, L.P.

By:	GS PEP 2002 Direct Investment Advisors, L.L.C.,
its general partner

By:	GSAM Gen-Par, L.L.C.,
its Managing Member

By:
Name:
Title:

[Signature Page to Subscription Agreement]

GS PRIVATE EQUITY PARTNERS 2002 EMPLOYEE FUND, L.P.

By:	GS PEP 2002 Employee Funds GP, L.L.C.,
its general partner

By:
Name:
Title:

GOLDMAN SACHS PRIVATE EQUITY PARTNERS 2004, L.P.

By:	Goldman Sachs PEP 2004 Advisors, L.L.C.,
its general partner

By:	GSAM Gen-Par, L.L.C.,
its Managing Member

By:
Name:
Title:

GOLDMAN SACHS PRIVATE EQUITY PARTNERS 2004 OFFSHORE HOLDINGS, L.P.

By:	Goldman Sachs PEP 2004 Offshore Holdings Advisors, Inc.,
its general partner

By:
Name:
Title:

[Signature Page to Subscription Agreement]

GOLDMAN SACHS PRIVATE EQUITY PARTNERS 2004 – DIRECT INVESTMENT FUND, L.P.

By:	Goldman Sachs PEP 2004 Direct Investment Advisors, L.L.C.,
its general partner

By:	GSAM Gen-Par, L.L.C.,
its Managing Member

By:
Name:
Title:

GOLDMAN SACHS PRIVATE EQUITY PARTNERS 2004 EMPLOYEE FUND, L.P.

By:	Goldman Sachs PEP 2004 Employee Funds GP, L.L.C.,
its general partner

By:
Name:
Title:

MULTI-STRATEGY HOLDINGS, L.P.

By:	Multi-Strategy Holdings Offshore Advisors, Inc.,
its general partner

By:
Name:
Title: Authorized Signatory

GOLDMAN SACHS EDMC INVESTORS, L.P.

By:	GS EDMC Advisors, L.L.C.,
its general partner

By:
Name:
Title:

[Signature Page to Subscription Agreement]

FISHER LYNCH CO-INVESTMENT PARTNERSHIP, L.P.

By:	Fisher Lynch GP, L.P.,
its general partner

By:	FLC G.P., Inc.,
its general partner

By:
Name: Leon Kuan
Title: Authorized Officer

ONTARIO TEACHERS’ PENSION PLAN BOARD

By:
Name: Michele Buchignani
Title: Portfolio Manager

GENERAL ELECTRIC PENSION TRUST

By:	GE Asset Management Incorporated,
its Investment Manager

By:
Name: Andreas T. Hildebrand
Title: Vice President

CGI PRIVATE EQUITY LP, LLC

By:
Name:
Title: Attorney-In-Fact

[Signature Page to Subscription Agreement]

CREDIT SUISSE/ CFIG EMDC SPV, LLC

By:	DLJ MB Advisors, Inc.,
its Sole Member

By:
Name:
Title:

ALPINVEST PARTNERS CS INVESTMENTS 2006 C.V.

By:
Name:
Title:

By:
Name:
Title:

ALPINVEST PARTNERS LATER STAGE CO-INVESTMENTS CUSTODIAN IIA B.V., (as custodian for ALPINVEST PARTNERS LATER STAGE CO-INVESTMENTS IIA C.V.)

By:
Name:
Title:

By:
Name:
Title:

[Signature Page to Subscription Agreement]

Schedule I

Issuance of Common Stock

Name of Purchaser and Purchaser’s Address		Number of Shares of Merger Co Common Stock Purchased	Purchase Price of Merger Co Common Stock	Number of Shares of Surviving Corporation Common Stock Immediately After the Merger
GS Capital Partners V Fund, L.P. Goldman Sachs Capital Partner c/o Goldman, Sachs & Co. 85 Broad Street New York, New York 10004 Telephone: (212) 902-0353 Telecopy: (212) 357-5505 Attention: John Bowman	with a copy to: Fried, Frank, Harris, Shriver & Jacobson LLP One New York Plaza New York, New York 10004 Telephone: (212) 859-8000 Telecopy: (212) 859-4000 Attention: Robert C. Schwenkel, Esq. Philip Richter, Esq.	5,265,601.00	$263,280,050	5,265,601.00

GS Capital Partners V Offshore Fund, L.P. Goldman Sachs Capital Partner c/o Goldman, Sachs & Co. 85 Broad Street New York, New York 10004 Telephone: (212) 902-0353 Telecopy: (212) 357-5505 Attention: John Bowman	with a copy to: Fried, Frank, Harris, Shriver & Jacobson LLP One New York Plaza New York, New York 10004 Telephone: (212) 859-8000 Telecopy: (212) 859-4000 Attention: Robert C. Schwenkel, Esq. Philip Richter, Esq.	2,719,989.00	$135,999,450	2,719,989.00

GS Capital Partners V GmbH & Co. KG Goldman Sachs Capital Partner c/o Goldman, Sachs & Co. 85 Broad Street New York, New York 10004 Telephone: (212) 902-0353 Telecopy: (212) 357-5505 Attention: John Bowman	with a copy to: Fried, Frank, Harris, Shriver & Jacobson LLP One New York Plaza New York, New York 10004 Telephone: (212) 859-8000 Telecopy: (212) 859-4000 Attention: Robert C. Schwenkel, Esq. Philip Richter, Esq.	208,763.00	$10,438,150	208,763.00

Schedule I - 1

Name of Purchaser and Purchaser’s Address		Number of Shares of Merger Co Common Stock Purchased	Purchase Price of Merger Co Common Stock	Number of Shares of Surviving Corporation Common Stock Immediately After the Merger
GS Capital Partners V Institutional, L.P. Goldman Sachs Capital Partner c/o Goldman, Sachs & Co. 85 Broad Street New York, New York 10004 Telephone: (212) 902-0353 Telecopy: (212) 357-5505 Attention: John Bowman	with a copy to: Fried, Frank, Harris, Shriver & Jacobson LLP One New York Plaza New York, New York 10004 Telephone: (212) 859-8000 Telecopy: (212) 859-4000 Attention: Robert C. Schwenkel, Esq. Philip Richter, Esq.	1,805,647.00	$90,282,350	1,805,647.00

Providence Equity Partners V L.P. Providence Equity Partners 50 Kennedy Plaza, 18th Floor Providence, Rhode Island 02903 Telecopy: (401) 751-1790 Attention: Paul J. Salem	with a copy to: Weil, Gotshal & Manges LLP 50 Kennedy Plaza Providence, Rhode Island 02903 Telephone: (401) 278-4700 Telecopy: (401) 278-4701 Attention: David K. Duffell, Esq.	8,117,764.80	$405,888,240	8,117,764.80

Providence Equity Partners V-A L.P. Providence Equity Partners 50 Kennedy Plaza, 18th Floor Providence, Rhode Island 02903 Telecopy: (401) 751-1790 Attention: Paul J. Salem	with a copy to: Weil, Gotshal & Manges LLP 50 Kennedy Plaza Providence, Rhode Island 02903 Telephone: (401) 278-4700 Telecopy: (401) 278-4701 Attention: David K. Duffell, Esq.	1,282,235.20	$64,111,760	1,282,235.20

Schedule I - 2

Name of Purchaser and Purchaser’s Address		Number of Shares of Merger Co Common Stock Purchased	Purchase Price of Merger Co Common Stock	Number of Shares of Surviving Corporation Common Stock Immediately After the Merger
Providence Equity Partners IV L.P. Providence Equity Partners 50 Kennedy Plaza, 18th Floor Providence, Rhode Island 02903 Telecopy: (401) 751-1790 Attention: Paul J. Salem	with a copy to: Weil, Gotshal & Manges LLP 50 Kennedy Plaza Providence, Rhode Island 02903 Telephone: (401) 278-4700 Telecopy: (401) 278-4701 Attention: David K. Duffell, Esq.	598,071.00	$29,903,550	598,071.00

Providence Equity Operating Partners IV L.P. Providence Equity Partners 50 Kennedy Plaza, 18th Floor Providence, Rhode Island 02903 Telecopy: (401) 751-1790 Attention: Paul J. Salem	with a copy to: Weil, Gotshal & Manges LLP 50 Kennedy Plaza Providence, Rhode Island 02903 Telephone: (401) 278-4700 Telecopy: (401) 278-4701 Attention: David K. Duffell, Esq.	1,929.00	$96,450	1,929.00

GS Private Equity Partners 2000, L.P. Goldman, Sachs & Co. One New York Plaza, 37th Floor New York, New York 10004 Telephone: (212) 357-3448 Telecopy: (212) 428-4677 Attention: Brandon T. Press Vice President & Assistant General Counsel	with a copy to: Goldman, Sachs & Co. 32 Old Slip, 9th Floor New York, New York 10005 Telephone: (212) 902-9839 Telecopy: (212) 493-0187 Attention: Jennifer Barbetta Vice President	427,925.60	$21,396,280	427,925.60

Schedule I - 3

Name of Purchaser and Purchaser’s Address		Number of Shares of Merger Co Common Stock Purchased	Purchase Price of Merger Co Common Stock	Number of Shares of Surviving Corporation Common Stock Immediately After the Merger
GS Private Equity Partners 2000 Offshore Holdings, L.P. Goldman, Sachs & Co. One New York Plaza, 37th Floor New York, New York 10004 Telephone: (212) 357-3448 Telecopy: (212) 428-4677 Attention: Brandon T. Press Vice President & Assistant General Counsel	with a copy to: Goldman, Sachs & Co. 32 Old Slip, 9th Floor New York, New York 10005 Telephone: (212) 902-9839 Telecopy: (212) 493-0187 Attention: Jennifer Barbetta Vice President	150,625.60	$7,531,280	150,625.60

GS Private Equity Partners 2000 – Direct Investment Fund, L.P. Goldman, Sachs & Co. One New York Plaza, 37th Floor New York, New York 10004 Telephone: (212) 357-3448 Telecopy: (212) 428-4677 Attention: Brandon T. Press Vice President & Assistant General Counsel	with a copy to: Goldman, Sachs & Co. 32 Old Slip, 9th Floor New York, New York 10005 Telephone: (212) 902-9839 Telecopy: (212) 493-0187 Attention: Jennifer Barbetta Vice President	166,192.00	$8,309,600	166,192.00

GS Private Equity Partners 2002, L.P. Goldman, Sachs & Co. One New York Plaza, 37th Floor New York, New York 10004 Telephone: (212) 357-3448 Telecopy: (212) 428-4677 Attention: Brandon T. Press Vice President & Assistant General Counsel	with a copy to: Goldman, Sachs & Co. 32 Old Slip, 9th Floor New York, New York 10005 Telephone: (212) 902-9839 Telecopy: (212) 493-0187 Attention: Jennifer Barbetta Vice President	59,656.16	$2,982,808	59,656.16

Schedule I - 4

Name of Purchaser and Purchaser’s Address		Number of Shares of Merger Co Common Stock Purchased	Purchase Price of Merger Co Common Stock	Number of Shares of Surviving Corporation Common Stock Immediately After the Merger
GS Private Equity Partners 2002 Offshore Holdings, L.P. Goldman, Sachs & Co. One New York Plaza, 37th Floor New York, New York 10004 Telephone: (212) 357-3448 Telecopy: (212) 428-4677 Attention: Brandon T. Press Vice President & Assistant General Counsel	with a copy to: Goldman, Sachs & Co. 32 Old Slip, 9th Floor New York, New York 10005 Telephone: (212) 902-9839 Telecopy: (212) 493-0187 Attention: Jennifer Barbetta Vice President	229,773.60	$11,488,680	229,773.60

GS Private Equity Partners 2002 – Direct Investment Fund, L.P. Goldman, Sachs & Co. One New York Plaza, 37th Floor New York, New York 10004 Telephone: (212) 357-3448 Telecopy: (212) 428-4677 Attention: Brandon T. Press Vice President & Assistant General Counsel	with a copy to: Goldman, Sachs & Co. 32 Old Slip, 9th Floor New York, New York 10005 Telephone: (212) 902-9839 Telecopy: (212) 493-0187 Attention: Jennifer Barbetta Vice President	51,850.40	$2,592,520	51,850.40

GS Private Equity Partners 2002 Employee Fund, L.P. Goldman, Sachs & Co. One New York Plaza, 37th Floor New York, New York 10004 Telephone: (212) 357-3448 Telecopy: (212) 428-4677 Attention: Brandon T. Press Vice President & Assistant General Counsel	with a copy to: Goldman, Sachs & Co. 32 Old Slip, 9th Floor New York, New York 10005 Telephone: (212) 902-9839 Telecopy: (212) 493-0187 Attention: Jennifer Barbetta Vice President	26,379.64	$1,318,982	26,379.64

Schedule I - 5

Name of Purchaser and Purchaser’s Address		Number of Shares of Merger Co Common Stock Purchased	Purchase Price of Merger Co Common Stock	Number of Shares of Surviving Corporation Common Stock Immediately After the Merger
GS Private Equity Partners 2004, L.P. Goldman, Sachs & Co. One New York Plaza, 37th Floor New York, New York 10004 Telephone: (212) 357-3448 Telecopy: (212) 428-4677 Attention: Brandon T. Press Vice President & Assistant General Counsel	with a copy to: Goldman, Sachs & Co. 32 Old Slip, 9th Floor New York, New York 10005 Telephone: (212) 902-9839 Telecopy: (212) 493-0187 Attention: Jennifer Barbetta Vice President	18,553.96	$927,698	18,553.96

GS Private Equity Partners 2004 Offshore Holdings, L.P. Goldman, Sachs & Co. One New York Plaza, 37th Floor New York, New York 10004 Telephone: (212) 357-3448 Telecopy: (212) 428-4677 Attention: Brandon T. Press Vice President & Assistant General Counsel	with a copy to: Goldman, Sachs & Co. 32 Old Slip, 9th Floor New York, New York 10005 Telephone: (212) 902-9839 Telecopy: (212) 493-0187 Attention: Jennifer Barbetta Vice President	120,705.08	$6,035,254	120,705.08

GS Private Equity Partners 2004 – Direct Investment Fund, L.P. Goldman, Sachs & Co. One New York Plaza, 37th Floor New York, New York 10004 Telephone: (212) 357-3448 Telecopy: (212) 428-4677 Attention: Brandon T. Press Vice President & Assistant General Counsel	with a copy to: Goldman, Sachs & Co. 32 Old Slip, 9th Floor New York, New York 10005 Telephone: (212) 902-9839 Telecopy: (212) 493-0187 Attention: Jennifer Barbetta Vice President	83,372.54	$4,168,627	83,372.54

Schedule I - 6

Name of Purchaser and Purchaser’s Address		Number of Shares of Merger Co Common Stock Purchased	Purchase Price of Merger Co Common Stock	Number of Shares of Surviving Corporation Common Stock Immediately After the Merger
GS Private Equity Partners 2004 Employee Fund, L.P. Goldman, Sachs & Co. One New York Plaza, 37th Floor New York, New York 10004 Telephone: (212) 357-3448 Telecopy: (212) 428-4677 Attention: Brandon T. Press Vice President & Assistant General Counsel	with a copy to: Goldman, Sachs & Co. 32 Old Slip, 9th Floor New York, New York 10005 Telephone: (212) 902-9839 Telecopy: (212) 493-0187 Attention: Jennifer Barbetta Vice President	30,369.34	$1,518,467	30,369.34

Multi-Strategy Holdings, L.P. Goldman, Sachs & Co. One New York Plaza, 37th Floor New York, New York 10004 Telephone: (212) 357-3448 Telecopy: (212) 428-4677 Attention: Brandon T. Press Vice President & Assistant General Counsel	with a copy to: Goldman, Sachs & Co. 32 Old Slip, 9th Floor New York, New York 10005 Telephone: (212) 902-9839 Telecopy: (212) 493-0187 Attention: Jennifer Barbetta Vice President	34,596.08	$1,729,804	34,596.08

Goldman Sachs EDMC Investors, L.P. Goldman, Sachs & Co. One New York Plaza, 37th Floor New York, New York 10004 Telephone: (212) 357-3448 Telecopy: (212) 428-4677 Attention: Brandon T. Press Vice President & Assistant General Counsel		1,600,000.00	$80,000,000	1,600,000.00

Schedule I - 7

Name of Purchaser and Purchaser’s Address		Number of Shares of Merger Co Common Stock Purchased	Purchase Price of Merger Co Common Stock	Number of Shares of Surviving Corporation Common Stock Immediately After the Merger
Fisher Lynch Co-Investment Partnership, L.P. Fisher Lynch Capital 2929 Campus Drive, Suite 410 San Mateo, California 94403 Telephone: (650) 233-8016 Telecopy: (650) 240-0277 Attention: Leon Kuan	with a copy to: Proskauer Rose LLP One International Place Boston, Massachusetts 02110-2600 Telephone: (617) 526-9754 Telecopy: (617) 526-9899 Attention: Howard J. Beber, Esq.	400,000.00	$20,000,000	400,000.00

Ontario Teachers’ Pension Plan Board 5650 Yonge Street Toronto, Ontario Canada M2M 4H5 Telephone: (416) 730-5321 Telecopy: (416) 730-3771 Attention: Michael Padfield, Senior Legal Counsel – Investments Lee Sienna, Vice President – Private Capital	with a copy to: Goodwin Procter LLP 53 State Street Boston, Massachusetts 02109 Telephone: (617) 570-1304 Telecopy: (617) 523-1231 Attention: Kathy A. Fields, Esq.	1,000,000.00	$50,000,000	1,000,000.00

General Electric Pension Trust c/o GE Asset Management Incorporated 3001 Summer Street, P.O. Box 7900 Stamford, Connecticut 06904-7900 Telephone: (203) 326-2306 Telecopy: (203) 326-4073 Attention: Daniel L. Furman	with a copy to: Dewey Ballantine LLP 1301 Avenue of the Americas New York, New York 10019-6092 Telephone: (212) 259-6570 Telecopy: (212) 259-6333 Attention: Linda E. Ransom	400,000.00	$20,000,000	400,000.00

Schedule I - 8

Name of Purchaser and Purchaser’s Address		Number of Shares of Merger Co Common Stock Purchased	Purchase Price of Merger Co Common Stock	Number of Shares of Surviving Corporation Common Stock Immediately After the Merger
CGI Private Equity LP, LLC c/o Citigroup Private Equity 388 Greenwich Street, 32nd Floor New York, New York 10013 Telephone: (212) 816-2151 Telecopy: (212) 816-0221 Attention: Todd Benson	with a copy to: Citigroup Private Equity 731 Lexington Avenue, 23rd Floor New York, New York 10022 Telephone: (212) 559-7885 Telecopy: (646) 291-3063 Attention: Ranesh Ramanathan, Esq.	400,000.00	$20,000,000	400,000.00

Credit Suisse/CFIG EMDC SPV, LLC Credit Suisse 11 Madison Avenue, 16th Floor New York, New York 10010 Telephone: (212) 538-3423 Telecopy: (212) 538-0424 Attention: Nadim Barakat		300,000.00	$15,000,000	300,000.00

AlpInvest Partners CS Investments 2006 C.V. c/o AlpInvest Partners N.V. Jachthavenweg 118 1081 KJ Amsterdam The Netherlands Telephone: +31 20 540 7575 Telecopy: +31 20 540 7500 Attention: Patrick de van der Schueren	with a copy to: AlpInvest Partners Inc. 630 Fifth Avenue, 28th Floor New York, New York 10111 Telephone: (212) 332-6240 Telecopy: (212) 332-6241 Attention: Iain Leigh Ropes & Gray LLP 45 Rockefeller Plaza New York, New York 10111 Telephone: (212) 841-0600 Telecopy: (212) 841-5725 Attention: Daniel C. Kolb, Esq.	494,550.00	$24,727,500	494,550.00

Schedule I - 9

Name of Purchaser and Purchaser’s Address		Number of Shares of Merger Co Common Stock Purchased	Purchase Price of Merger Co Common Stock	Number of Shares of Surviving Corporation Common Stock Immediately After the Merger
AlpInvest Partners Later Stage Co-Investments Custodian IIA B.V. (as custodian for AlpInvest Partners Later Stage Co-Investments IIA C.V.) c/o AlpInvest Partners N.V. Jachthavenweg 118 1081 KJ Amsterdam The Netherlands Telephone: +31 20 540 7575 Telecopy: +31 20 540 7500 Attention: Patrick de van der Schueren	with a copy to: AlpInvest Partners Inc. 630 Fifth Avenue, 28th Floor New York, New York 10111 Telephone: (212) 332-6240 Telecopy: (212) 332-6241 Attention: Iain Leigh Ropes & Gray LLP 45 Rockefeller Plaza New York, New York 10111 Telephone: (212) 841-0600 Telecopy: (212) 841-5725 Attention: Daniel C. Kolb, Esq.	5,450.00	$272,500	5,450.00

TOTAL:		26,000,000.00	$1,300,000,000	26,000,000.00

Schedule I - 10